Long-term debt (Details 1) - USD ($) $ in Thousands		Dec. 31, 2018	Dec. 31, 2017
Debt Instrument [Line Items]
2019	[1]	$ 172,910
2020	[1]	169,375
2021		33,522
2022		14,886
2023		14,886
2024 and thereafter		34,665
Total		440,244	$ 485,702
Long-term debt repayable after draw on 385 facility [Member]
Debt Instrument [Line Items]
2019		39,178
2020		44,659
2021		59,119
2022		40,483
2023		40,483
2024 and thereafter		233,079
Total		$ 457,001

[1]	The repayment profile for the years 2019 and 2020 include the original maturities under the Gallant /Grace facility. The amounts maturing in 2019 and 2020 have been classified as long-term in the consolidated balance sheet as of December 31, 2018 as a result of obtaining a firm commitment to refinance the Gallant/Grace facility in November 2018.The Gallant /Grace facility refinancing was finalized in January 2019 when the $385 million facility was drawn. Refer to note 27.